ADVERTISING CONTRACT
SAN DIEGO INTERNATIONAL AIRPORT                                      [logo]
SAN DIEGO, CALIFORNIA

                                                     BLAZERS AIRPORT ADVERTISING

DATE      Nov. 15, 1999        SLS REP  Doug McNaughton
         ----------------------         ---------------

ADVERTISER Salesrepcentral.com                CONTACT  Ralph Massetti
           ---------------------------                --------------------------

ADDRESS   27201 Tourney Rd. / #125 / Valencia, CA 91355
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PHONE     661-286-1333                        FAX    661-286-1335
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AGENCY                                        CONTACT
          ----------------------------             -----------------------------

ADDRESS
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PHONE                                         FAX
          ----------------------------             -----------------------------

COPIES    Steve, Ann
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TYPE OF CONTRACT:   NEW      XX        RENEWAL                 REVISION    XX
                          ---------             -----------             --------

====================================================================================================================================
                                                      DESCRIPTION OF SIGNAGE AND FEES
====================================================================================================================================
                                       SIZE OF      NO. OF      START        END            COST PER               TOTAL
     TYPE OF DISPLAY                   DISPLAY     DISPLAYS      DATE       DATE             MONTH             CONTRACT COST

Standard Back-lit Diorama             43" x 62"        1       12/1/99     5/31/00           $1.250               $7,500
====================================================================================================================================

==============================================================================================
                                  ADVERTISING SCHEDULE
==============================================================================================

  YEAR    JAN    FEB    MAR    APR    MAY    JUN    JUL    AUG    SEP    OCT    NOV    DEC
   99                                                                                   X
   00      X      X      X      X      X


==============================================================================================

================================================================================
                 SIGNAGE LOCATION(S) / ADDITIONAL CONTRACT TERMS
================================================================================


Terminal 1 / Position B35

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TRAIL BLAZERS INC.                             ADVERTISING/AGENCY

By:                                          By: /s/  Ralph Massetti
-----------------------------------          -----------------------------------
        (signature)                                     (signature)

                                             Ralph Massetti / President
-----------------------------------          -----------------------------------
      (print name title)                            (print name title)


Date                                         Date    11/30/99
-----------------------------------          -----------------------------------


    The parties agree to and the contract will be governed by the terms and conditions as set forth on the reverse side.
       TRAIL BLAZERS INC., ONE CENTER COURT, SUITE 200, PORTLAND, OR 97227
                                  800-523-7502